UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 08, 2023

Vapotherm, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38740	46-2259298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domain Drive
Exeter, New Hampshire		03833
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 603 658-0011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VAPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2023, the Board of Directors (the “Board”) of Vapotherm, Inc. (the “Company”) approved and adopted Second Amended and Restated Bylaws (the “Amended and Restated Bylaws”) incorporating certain amendments, including amendments in response to the new universal proxy rules promulgated by the Securities and Exchange Commission (the “SEC”) and recent amendments to the Delaware General Corporation Law (the “DGCL”). The Amended and Restated Bylaws became effective immediately upon their approval and adoption by the Board.

The amendments reflected in the Amended and Restated Bylaws, include, among other changes:

•
Enhancing the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by stockholders for consideration at annual meetings of the stockholders of the Company, including referring specifically to the new SEC universal proxy rule and requiring additional information regarding director nominees;
•
Providing greater flexibility for adjourning and reconvening a meeting of the Company’s stockholders, including if no quorum is obtained;
•
Adding detail regarding how notice must be given to stockholders, particularly with respect to electronic transmissions;
•
Eliminating the former requirement that the Company make available its stockholder list during a meeting of the Company’s stockholders;
•
Expanding the responsibilities of the person presiding over any meeting of the Company’s stockholders; and
•
Adding emergency bylaw provisions in case of an emergency, disaster or catastrophe to give the Company greater flexibility in navigating these challenges as now permitted by the DGCL.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, as approved, adopted, and effective on February 8, 2023, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Vapotherm, Inc. Second Amended and Restated Bylaws (Effective February 8, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapotherm, Inc.

Date:	February 14, 2023	By:	/s/ James A. Lightman
James A. Lightman Senior Vice President, General Counsel and Secretary